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                                                                    EXHIBIT 10.9

                             VLSI TECHNOLOGY, INC

                             AMENDED AND RESTATED
                         EMPLOYEE STOCK PURCHASE PLAN

(Amended and Restated Plan adopted by the Board of Directors on January 15, 1987, amended by the Board on April 22, 1987, February 17, 1989, March 6, 1991, February 11, 1992, February 10, 1993 and February 28, 1995 and subject to stockholder approval at the 1995 Annual Meeting of Stockholders; first approved by the stockholders on April 22, 1987).

         1. ESTABLISHMENT OF PLAN. VLSI Technology, Inc. (the "Company") proposes to grant options for purchase of the Company's Common Stock to eligible employees of the Company and Subsidiaries (as hereinafter defined) pursuant to this Amended and Restated Employee Stock Purchase Plan (the "Plan"). For purposes of this Plan, "parent corporation" and "Subsidiary" (collectively, "Subsidiaries") shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). The Company intends that the Plan shall qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of such Section 423 shall have the same definition herein. A total of 9,000,000 shares of Common Stock are reserved for issuance under the Plan, of which 2,400,000 shares shall be subject to stockholder approval at the 1995 Annual Meeting of Stockholders. Such number shall be subject to adjustments effected in accordance with Section 14 of the Plan. All shares purchased under the Plan since its initial adoption on August 1, 1983 shall be counted against the 9,000,000 shares reserved under the Plan.

         2. PURPOSES. The purpose of the Plan is to provide employees of the Company and Subsidiaries with a convenient means to acquire an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Subsidiaries, and to provide an incentive for continued employment.

         3.      ADMINISTRATION.

                 (a) ADMINISTRATIVE BODY. The Plan is administered by the Compensation Committee appointed by the Board of Directors of the Company or, if no such Committee has been appointed, then by the Board of Directors of the Company (in which event all references herein to the Compensation Committee shall be to the Board of Directors). Subject to the provisions of the Plan, the limitations of Section 423 of the Code or any successor provision in the Code and the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor provision ("Rule 16b-3"), all questions of interpretation or application of the Plan shall be determined by the Compensation Committee, and its decisions shall be final and binding upon all participants. Members of the Compensation Committee shall receive no compensation for their services in connection with the administration of the Plan, other than standard fees as established from time to time by the Board of Directors of the Company for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.


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                 (b)      Rule 16b-3 Limitations.  Notwithstanding the
provisions of Subsection (a) of this Section 3, in the event that Rule 16b-3 provides specific requirements for the administrators of plans of this type, the Plan shall only be administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

         4. ELIGIBILITY. Any employee of the Company or the Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under the Plan except the following:

                 (a) employees who are not employed by the Company or Subsidiaries on the fifteenth (15th) day of the month before the beginning of such Offering Period;

                 (b) employees who are customarily employed for less than twenty (20) hours per week;

                 (c) employees who are customarily employed for less than five (5) months in a calendar year;

                 (d) employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock and/or hold options to purchase stock or who, as a result of being granted an option under the Plan with respect to such Offering Period, would own stock and/or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Subsidiaries; and

                 (e) employees who would, by virtue of their participation in such Offering Period, be participating simultaneously in more than one Offering Period under the Plan.

         5. OFFERING DATES. The Plan is implemented by overlapping offering periods of twenty-four (24) months duration (the "Offering Period"). The first Offering Period with a 24-month duration shall commence on May 1, 1987. Subsequent Offering Periods shall commence May 1 and November 1 of each year and end on the second April 30 and October 31, respectively, thereafter. The first day of each Offering Period is referred to as the "Offering Date." Each Offering Period shall consist of four six-month purchase periods (individually, a "Purchase Period") during which payroll deductions of the participant are accumulated under this Plan. Each such six-month Purchase Period shall commence on each May 1 and November 1 of an Offering Period and shall end on the next October 31 and April 30, respectively. The last business day of each Purchase Period is hereinafter referred to as the "Purchase Date." The Board of Directors of the Company shall have the power to change the duration of Offering Periods or Purchase Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period or Purchase Period, as the case may be, to be affected.

         6. PARTICIPATION IN THE PLAN. Eligible employees may become participants in an Offering Period under the Plan on the first Offering Date after satisfying the eligibility requirements by delivering to the Company's or Subsidiary's (whichever employs such employee) payroll office (the


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"payroll office") not later than the fifteenth (15th) day of the month before such Offering Date (unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period) a subscription agreement authorizing payroll deductions. An eligible employee who does not deliver a subscription agreement to the payroll office by such date after becoming eligible to participate in such Offering Period under the Plan shall not participate in that Offering Period or any subsequent Offering Period unless such employee subsequently enrolls in the Plan by filing the subscription agreement with the payroll office not later than the fifteenth
(15th) day of the month preceding a subsequent Offering Date. Once an employee becomes a participant in the Plan, such employee will automatically participate in each successive Offering Period until such time as such employee withdraws from the Plan or terminates further participation in a given Offering Period as set forth below, and is not required to file any additional subscription agreements for subsequent Offering Periods in order to continue participation in the Plan. A participant in the Plan may participate in only one Offering Period at any time.

         7.      GRANT OF OPTION ON ENROLLMENT.

                 (a) ENROLLMENT; MAXIMUM SHARES SUBJECT TO OPTION. Enrollment by an eligible employee in the Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on each Purchase Date up to that number of shares of Common Stock of the Company determined by dividing the amount accumulated in such employee's payroll deduction account during such Purchase Period by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date (the "Entry Price") or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Purchase Date; provided, however, that the number of shares of the Company's Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (A) the aggregate of the maximum number of shares set by the Compensation Committee pursuant to Section 10(c) below with respect to each Purchase Period within the applicable Offering Period, or (B) 8,400 shares. The number of shares of Common Stock which are exercisable on a given Purchase Date within an Offering Period shall be determined by dividing the employee's payroll deductions accumulated during the Purchase Period ending on such Purchase Date by the lower of the Entry Price for such Offering Period or eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on such Purchase Date; provided, however, that the number of shares exercisable on any Purchase Date shall not exceed the lesser of (x) the maximum number of shares set by the Compensation Committee pursuant to Section 10(c) below with respect to such Purchase Period, or (y) 8,400 shares less any shares purchased by such employee on prior Purchase Dates within the same Offering Period. Fair market value of a share of the Company's Common Stock shall be determined as provided in Section 8 hereof.

                 (b) RE-ENROLLMENT. Re-enrollment by a participant in the Plan (but not merely a change in the level of payroll deductions other than a reduction of payroll deductions to 0%) will constitute the grant by the Company to the participant of a new option on the first day of the next Offering Period that commences on or after the date that such re-enrollment occurs. Any participant whose option expires and who has not withdrawn from the Plan will automatically be re-enrolled in the Plan and granted a new option on the Offering Date of the next Offering Period.


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         8.      PURCHASE PRICE.

                 (a) PURCHASE PRICE DETERMINATION. The purchase price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

                          (i)   The fair market value on the Offering Date; or

                          (ii)  The fair market value on the Purchase Date.

                 (b) FAIR MARKET VALUE. For purposes of the Plan, the term "fair market value" on a particular date shall mean the following amount for such date (or, if no prices are reported for such date, then for the last date prior thereto for which prices were reported): (i) the closing price of a share of the Company's Common Stock, as reported on the NASDAQ National Market System or as reported on such other stock exchange or market system as the Common Stock is traded on, or (ii) if no closing price for the Common Stock is so quoted, then the average of the closing bid and asked prices, or (iii) if neither of the foregoing is reported, then as determined by the Compensation Committee.

         9.      PAYROLL DEDUCTIONS; ISSUANCE OF SHARES.

                 (a) PAYROLL DEDUCTION PERCENTAGE; ELIGIBLE COMPENSATION. The purchase price of the shares is accumulated by regular payroll deductions made during each Purchase Period, which deductions are to be made as a percentage of the employee's regular compensation. Upon initial subscription to an Offering Period under the Plan, a participant must authorize a deduction of not less than one-tenth of one percent (0.1%) and not more than ten percent (10%) of the participant's regular compensation (the "Initial Deduction Rate"). All deduction percentages of less than one percent (1%) may only be made in increments of one-tenth of one percent (0.1%). All deduction percentages of one percent (1%) or more (up to the maximum of ten percent (10%)) may only be made in increments of one percent (1%). Regular compensation shall mean all gross earnings, including regular straight time pay, payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, and commissions, but excluding profit sharing and any other income (such as relocation expenses, automobile reimbursement, severance payments or other employee benefits). For purposes of determining a participant's compensation, any election by such participant to reduce his/her regular cash remuneration under Code Section 125 or 401(k) shall be treated as if the participant did not make such election. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to be made on each payday during the Offering Period unless altered or terminated as provided in the Plan.

                 (b) CHANGE IN RATE OF PAYROLL DEDUCTIONS. A participant may decrease (but not increase) the rate of payroll deductions during a Purchase Period by filing with the payroll office a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than fifteen (15) days after the payroll office's receipt of the authorization. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one change may be made effective during any Purchase Period. Notwithstanding subsection (a) of this Section 9, a participant may decrease the rate of payroll deductions during a Purchase Period to a rate of zero



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percent (0%) after the Initial Deduction Rate has been chosen and at least one deduction has been made in accordance therewith during the Purchase Period. In such a case, the participant will continue to participate in the current Purchase Period to the extent of payroll deductions that have been made during such Purchase Period and prior to the reduction of the rate to 0%, but such participant will be considered to have withdrawn from any future Purchase Periods during such Offering Period and from the Plan effective immediately following the Purchase Date relating to the Purchase Period during which such reduction in payroll deductions to 0% was made such that the total amount of payroll deductions made during such Purchase Period are used to purchase shares of Common Stock in accordance with Section 7(a) hereof; PROVIDED, HOWEVER, that a participant who so withdraws from the Plan may re-enroll in the Plan for the next or any subsequent Offering Period following such withdrawal pursuant to
Section 6 hereof. A participant may increase (subject to the limitations contained herein) or decrease the rate of payroll deductions for any subsequent Purchase Period by filing with the payroll office a new authorization for payroll deductions not later than the fifteenth (15th) day of the month before the beginning of such Purchase Period. Such changed rate of payroll deductions shall be subject to the limitations described in Subsection (a) of this Section 9.

                 (c) NO SEGREGATION OF PAYROLL DEDUCTIONS REQUIRED; NO INTEREST. All payroll deductions made for a participant are credited to his/her account under the Plan and are deposited with the general funds of the Company; no interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

                 (d) PURCHASE OF SHARES. On each Purchase Date, so long as the Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the participant wishes to withdraw from that Offering Period under the Plan and have all payroll deductions accumulated in the participant's account on that date returned to him/her, the Company shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of the Plan. Any amount remaining in such participant's account after a purchase of shares on a Purchase Date shall, to the extent that such amount is less than the amount necessary to purchase a full share of Common Stock of the Company, be retained in such participant's payroll deduction account and treated as an amount contributed to such account in the next succeeding Purchase Period or, if the Purchase Date is the last Purchase Date in an Offering Period, in the next succeeding Offering Period. Any additional cash remaining to the credit of a participant's account after such purchase of shares shall be refunded to such participant in cash. In the event that the Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in the Plan has terminated prior to such Purchase Date.

                 (e) DELIVERY OF STOCK CERTIFICATES. Subject to the provisions of this Plan, as promptly as practicable after the Purchase Date, the Company shall cause to be delivered to the participant certificates representing the shares purchased by the participant. Delivery shall be


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deemed effective for all purposes when the Company's stock transfer agent deposits the stock certificates in the United States mail addressed to the participant at the address specified by the participant on the subscription agreement.

                 (f) EXERCISE OF OPTION ONLY BY PARTICIPANT. During a participant's lifetime, such participant's option to purchase shares hereunder is exercisable only by him/her. The participant will have no interest or voting right in shares covered by his/her option until such option has been exercised. Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his/her spouse.

         10.     LIMITATIONS ON SHARES TO BE PURCHASED.

                 (a) $25,000 LIMITATION. No employee shall be entitled to purchase stock under the Plan at a rate which, when aggregated with his/her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in the Plan.

                 (b) MAXIMUM NUMBER OF SHARES. No more than 8,400 shares may be purchased by a participant on any single Purchase Date or during any single Offering Period.

                 (c) DECREASE IN MAXIMUM SHARES BY COMMITTEE. No employee shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than thirty days prior to the commencement of any Purchase Period, the Compensation Committee may, in its sole discretion, set a maximum number of shares which may be purchased by any employee on any single Purchase Date (hereinafter the "Maximum Share Amount"). In no event shall the Maximum Share Amount exceed the amounts permitted under
Section 10(b) above. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount not less than fifteen days prior to the commencement of the next Purchase Period. Once the Maximum Share Amount is set, it shall continue to apply in respect of all succeeding Purchase Dates and Purchase Periods unless revised or rescinded by the Compensation Committee as set forth above.

                 (d) EQUITABLE ALLOCATION OF REMAINING SHARES. If the number of shares to be purchased on a Purchase Date by all employees participating in the Plan exceeds the number of shares then available for issuance under the Plan, the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Compensation Committee shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each employee affected thereby.

                 (e) RETURN OF EXCESS PAYROLL DEDUCTIONS. Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the Offering Period.



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         11.     WITHDRAWAL.

                 (a) METHODS OF WITHDRAWAL. Each participant may withdraw from a Purchase Period and an Offering Period under the Plan by signing and delivering to the payroll office notice on a form provided for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period. In addition, a participant's reduction of his or her payroll deduction rate to zero percent (0%) pursuant to Section 9(b) constitutes a withdrawal from the Plan immediately following the Purchase Date relating to the Purchase Period during which such reduction was made.

                 (b) EFFECT OF WITHDRAWAL. Upon withdrawal from the Plan, the accumulated payroll deductions shall be returned to the withdrawn employee and his/her interest in the Plan shall terminate. In the event an employee voluntarily elects to withdraw from the Plan, he/she may not resume his/her participation in the Plan during the same Offering Period, but he/she may participate in any Offering Period under the Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in the Plan.

                 (c) EXERCISE, WITHDRAWAL AND ENROLLMENT IN NEXT OFFERING PERIOD. A participant may participate in the current Purchase Period (the "Current Purchase Period") under an Offering Period (the "Current Offering Period") and enroll in the Offering Period commencing immediately after the Current Purchase Period (the "New Offering Period") by (i) withdrawing from participation in the Current Offering Period effective as of immediately following the purchase of shares on the Purchase Date of the Current Purchase Period within the Current Offering Period and (ii) enrolling in the New Offering Period. Such withdrawal and enrollment shall be effected by filing with the payroll office such form or forms as are provided for such purposes.

         12. TERMINATION OF EMPLOYMENT. Termination of a participant's employment for any reason, including retirement or death or the failure of a participant to remain an eligible employee, terminates his/her participation in the Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to him/her or, in the case of his/her death, to his/her legal representative. For this purpose, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of sick leave, military leave, or any other leave of absence approved by the Board of Directors of the Company; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

         13. RETURN OF PAYROLL DEDUCTIONS. In the event an employee's interest in the Plan is terminated by withdrawal, termination of employment or otherwise, or in the event the Plan is terminated or suspended by the Board of Directors of the Company, the Company shall promptly deliver to the employee all payroll deductions credited to his/her account. No interest shall accrue on the payroll deductions of a participant in the Plan.

         14.     CAPITAL CHANGES.

                 (a) STOCK SPLITS. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the



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Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

                 (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that the options under the Plan shall terminate as of a date fixed by the Board and give each participant the right to exercise his/her option as to all of the optioned stock, including shares which would not otherwise be exercisable.

                 (c) SALE OF ASSETS OR MERGER. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the optioned stock, including shares as to which the option would not otherwise be exercisable. If the Board makes an option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of twenty (20) days from the date of such notice, and the option will terminate upon the expiration of such period.

                 (d) ADJUSTMENT OF RESERVES. The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

                 (e) NO OTHER ADJUSTMENTS. Except as expressly provided or authorized herein, no issuance by the Company of shares of stock of any class, or securities convertible into or exercisable for shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

         15. NONASSIGNABILITY. No rights or accumulated payroll deductions of an employee under the Plan may be pledged, assigned or transferred for any reason and any such attempt may be treated by the Company as an election by such employee to withdraw from the Plan.


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         16.     REPORTS.  Individual accounts will be maintained for each
participant in the Plan. Each participant shall receive promptly after the end of each Purchase Period a report of his/her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

         17. NOTICE OF DISPOSITION. Each participant shall notify the Company if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two years from the Offering Date or within six months from the Purchase Date on which such shares were purchased (the "Notice Period"). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates representing such shares in his/her name (and not in the name of a nominee) during the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to the Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on certificates.

         18. NO OBLIGATION OF EMPLOYMENT. Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary or restrict the right of the Company or any Subsidiary to terminate such employee's employment.

         19.     DURATION, AMENDMENT AND TERMINATION OF THE PLAN.

                 (a) DURATION OF THE PLAN. This Plan shall continue until the earlier to occur of termination by the Board of Directors of the Company or issuance of all of the shares of Common Stock reserved for issuance under the Plan.

                 (b) ABILITY TO AMEND OR TERMINATE THE PLAN. The Board may at any time amend, alter, suspend or discontinue the Plan.

                 (c) EFFECT OF AMENDMENT. Except for limitations expressly permitted by this Plan, amendments or alterations to the Plan or to options under the Plan which would impair the rights of any participant in the Plan shall not be effective with respect to any option theretofore granted unless the consent of the participant holding such option is obtained. Amendments which do not impair the rights of participants shall be effective with respect to all options under the Plan, whether theretofore or thereafter granted; provided, however, that no such amendment shall be effective with respect to previously granted options if such amendment would constitute a modification to such options (as defined in Section 424 of the Code) and such modification would disqualify such options from treatment as qualified options under Section 421 of the Code.

                 (d)      EFFECT OF TERMINATION.  Any suspension,
discontinuation or termination of the Plan shall automatically terminate all options outstanding hereunder and any payroll deductions held in participants' accounts under the Plan at the time of such termination shall be returned to such participants without interest.

                 (e) STOCKHOLDER APPROVAL OF AMENDMENTS. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary


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

and desirable to comply with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or with Section 423 of the Code (or any successor statute or rule or other applicable law, rule or regulation), such stockholder approval to be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

         20.     DEATH OF PARTICIPANT.

                 (a) FILING OF DESIGNATION OF BENEFICIARY. A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of a Purchase Period but prior to delivery to him/her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to a Purchase Date. Such designation of beneficiary may be changed by the participant at any time by written notice.

                 (b) DEATH WITHOUT EFFECTIVE DESIGNATION OF BENEFICIARY. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         21.     CONDITIONS UPON ISSUANCE OF SHARES.

                 (a) GENERAL. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                 (b) INVESTMENT REPRESENTATION. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         22. ADDITIONAL RESTRICTIONS OF RULE 16B-3. The terms and conditions of options granted hereunder to, and the terms and conditions the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.


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